UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2018

Document Security Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	001-32146	16-1229730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Canal View Boulevard
Suite 300
Rochester, NY	14623
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Based on the vote of the stockholders of Document Security Systems, Inc. (the “Company”), as disclosed in Item 5.07 of this Report, each of Warren Hurwitz, Robert Fagenson, Robert Bzdick and William Lerner resigned as directors of the Company immediately following the Company’s Annual Meeting of Stockholders held on June 1, 2018. Following their resignations, the board of directors of the Company reduced the authorized number of directors from nine to five.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 1, 2018, the Company held its Annual Meeting of Stockholders at the LaGuardia Plaza Hotel, located at 104-04 Ditmars Boulevard, East Elmhurst, New York 11369. A total of 14,508,888 shares of common stock representing 87.4% of the aggregate shares outstanding and eligible to vote and constituting a quorum were represented in person or by valid proxies at the annual meeting.

Jeffrey Ronaldi, Joseph Sanders, Heng Fai Ambrose Chan, Pamela Avallone and Clark Marcus were each elected as directors of the Company to serve until the next annual meeting of stockholders. Former directors Robert Fagenson, Warren Hurwitz, Robert Bzdick and William Lerner failed to receive the affirmative vote of a majority of the votes cast as required by the Company’s Bylaws and thus were not elected as directors.

The stockholders ratified the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The stockholders did not approve the non-binding advisory proposal to approve the compensation disclosed in the Proxy Statement of the Company’s executive officers who are named in the Proxy Statement’s Summary Compensation Table.

The final voting results on these matters were as follows:

1. Election of Directors:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Robert Fagenson	1,588,678	6,509,351	36,869	6,373,990
Jeffrey Ronaldi	6,536,609	1,536,449	61,840	6,373,990
Warren Hurwitz	1,532,253	6,474,445	128,200	6,373,990
Robert Bzdick	1,372,018	6,681,671	81,209	6,373,990
Heng Fai Ambrose Chan	7,081,782	809,042	244,074	6,373,990
Joseph Sanders	6,886,463	1,020,831	227,604	6,373,990
Pamela Avallone	5,024,371	2,851,623	258,904	6,373,990
William Lerner	1,786,320	6,219,674	128,904	6,373,990
Clark Marcus	6,112,224	1,898,857	123,817	6,373,990

2. Ratification of appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
12,107,312	1,583,609	817,967	0

3. Non-Binding Advisory Approval of Executive Compensation set forth in the Company’s Proxy Statement Summary Compensation Table:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,169,221	5,752,337	213,340	6,373,990

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2018

DOCUMENT SECURITY SYSTEMS, INC.

/s/ Jeffrey Ronaldi
	By:	Jeffrey Ronaldi
	Title:	Chief Executive Officer